UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 3, 2006
Date of report (Date of earliest event reported):
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-22999	94-2432628

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1775 Broadway, 23rd Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
(212) 949-5000
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 3, 2006, each non-employee director of Tarragon Corporation (“Tarragon”) received an option to purchase 2,000 shares of Tarragon common stock pursuant to the Amended and Restated Omnibus Plan. The exercise price of the options was the fair market value of Tarragon’s common stock on the date of grant. The options are immediately exercisable and expire on the tenth anniversary of the date of the grant. The form of the award agreement is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Omnibus Plan

10.2	Form of stock option award agreement between Tarragon and each of its non-employee directors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ Kathryn Mansfield
Kathryn Mansfield
Executive Vice President and General Counsel

Date: January 9, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Omnibus Plan

10.2	Form of stock option award agreement between Tarragon and each of its non-employee directors

4